Exhibit 10.152
CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

Supplemental Agreement No. 12
to
Purchase Agreement No. 03776
between
The Boeing Company
and
United Airlines, Inc.
Relating to Boeing Model 737 *** Aircraft
THIS SUPPLEMENTAL AGREEMENT, entered into as of December 12, 2018, by and between THE BOEING COMPANY (Boeing) and UNITED AIRLINES, INC. (Customer) (SA‑12);
WHEREAS, the parties hereto entered into Purchase Agreement No. 3776 dated July 12, 2012, as amended and supplemented (Purchase Agreement), relating to the purchase and sale of Boeing model 737 *** aircraft (Aircraft). This Supplemental Agreement is an amendment to the Purchase Agreement;
WHEREAS, the parties wish to (i) *** 737-*** Aircraft scheduled for delivery in *** from the Purchase Agreement; and (ii) *** certain promotional support elements.
NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:

1.	Table of Contents.
The “Table of Contents” is deleted in its entirety and replaced with the attached “Table of Contents” (identified by “SA-12”).

2.	Tables.
Table 1A entitled “737-*** Aircraft Delivery, Description, Price and ***” is deleted in its entirety and replaced with the attached similarly titled “Table 1A” (identified by “SA-12”) to *** 737-*** Aircraft scheduled for delivery in ***, inclusive.

3.	Letter Agreements.
Letter Agreement UAL-PA-03776-LA-1207646R2 entitled “Promotional Support” is deleted in its entirety and replaced with UAL-PA-03776-LA-1207646R3 (identified by “SA-12”) to revise certain promotional support elements.

UAL-PA-03776         SA-12, Page 1
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Supplemental Agreement No. 12 to
Purchase Agreement No. 03776

4.	Miscellaneous.
Boeing and Customer agree to the *** to Customer’s *** for (i) ***; and (ii) ***.
The Purchase Agreement will be deemed supplemented to the extent provided herein as of the date hereof and as so supplemented will continue in full force and effect.
The rest of this page is left intentionally blank.

UAL-PA-03776        SA-12, Page 2
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Supplemental Agreement No. 12 to
Purchase Agreement No. 03776

EXECUTED IN DUPLICATE as of the day and year first written above.

THE BOEING COMPANY	UNITED AIRLINES, INC.
/s/ Irma L. Krueger	/s/ Gerald Laderman
Signature	Signature

Irma L. Krueger	Gerald Laderman
Printed Name	Printed Name

Attorney-in-Fact	Executive Vice President and Chief Financial Officer
Title	Title

UAL-PA-03776        SA-12, Page 3
BOEING / UNITED AIRLINES, INC. PROPRIETARY

TABLE OF CONTENTS

ARTICLES		SA NUMBER
Article 1.	Quantity, Model and Description
Article 2.	Delivery Schedule
Article 3.	Price
Article 4.	Payment
Article 5.	Additional Terms
TABLE
1.	737-*** Aircraft Delivery, Description, Price and ***	SA-9
1.1	*** 737-*** Aircraft Delivery, Description, Price and ***	SA-10
1A.	737-*** Aircraft Delivery, Description, Price and ***	SA-12
EXHIBITS
A-1	737-*** & *** 737-*** Aircraft Configuration	SA-8
A-2	737-*** Aircraft Configuration
A-3	737-*** Aircraft Configuration
A-4	737-*** Aircraft Configuration	SA-9
B.	Aircraft Delivery Requirements and Responsibilities
SUPPLEMENTAL EXHIBITS
AE1.	*** Adjustment/Airframe and ***
AE2.	*** Adjustment/Airframe and *** for the 737-*** Aircraft	SA-9
BFE1.	BFE Variables 737-*** Aircraft	SA-7
BFE2.	BFE Variables 737-*** Aircraft	SA-9
CS1.	Customer Support Variables	SA-9
EE1.	Engine Warranty and ***
SLP1.	Service Life Policy Components

UAL-PA-03776        SA-12, Page 1 of 3
BOEING/UNITED AIRLINES, INC. PROPRIETARY

TABLE OF CONTENTS, CONTINUED
LETTER AGREEMENTS		SA NUMBER
UAL-PA-03776-LA-1207637R1	*** Matters	SA-8
UAL-PA-03776-LA-1207638R2	***	SA-10
UAL-PA-03776-LA-1207640	Demonstration Flight Waiver
UAL-PA-03776-LA-1207643R1	Open Matters 737-*** Aircraft	SA-9
UAL-PA-03776-LA-1207646R3	Promotional Support	SA-12
UAL-PA-03776-LA-1207647	Seller Purchased Equipment
UAL-PA-03776-LA-1207649	Spare Parts Initial Provisioning
UAL-PA-03776-LA-1207650R4	Special Matters	SA-10
UAL-PA-03776-LA-1208055R1	***	SA-7
UAL-PA-03776-LA-1208122	***	SA-10
UAL-PA-03776-LA-1208123R1	*** Matters for 737-*** Aircraft	SA-9
UAL-PA-03776-LA-1208157R2	***	SA-9
UAL-PA-03776-LA-1208234	Privileged and Confidential Matters
UAL-PA-03776-LA-1208596R1	AGTA Matters	SA-10
UAL-PA-03776-LA-1208238	Assignment Matters
UAL-PA-03776-LA-1208869	Delivery *** Matters
UAL-PA-03784-LA-1207869	737 Production Adjustments
UAL-PA-03776-LA-1606848R2	*** Special *** Aircraft	SA-9
UAL-PA-03776-LA-1703685	737-*** Aircraft ***	SA-9
UAL-PA-03776-LA-1703743	2017 ***	SA-9
UAL-PA-03776-LA-1703858R1	*** Program for the 737-*** Aircraft	SA-10
	*** Commitment for the 737‑*** Aircraft	§5.1.2 of SA‑9
UAL-PA-3776-LA-1801367	Loading of Customer Software	SA-10
UAL-PA-3776-LA-1801619	Installation of Cabin Systems Equipment	SA-10
UAL-PA-3776-LA-1807469	*** From *** for 737-*** Aircraft	SA-11

UAL-PA-03776        SA-12, Page 2 of 3
BOEING/UNITED AIRLINES, INC. PROPRIETARY

SUPPLEMENTAL AGREEMENTS	DATED AS OF
Supplemental Agreement No. 1	June 17, 2013
Supplemental Agreement No. 2	January 14, 2015
Supplemental Agreement No. 3	May 26, 2015
Supplemental Agreement No. 4	June 12, 2015
Supplemental Agreement No. 5	January 20, 2016
Supplemental Agreement No. 6	February 8, 2016
Supplemental Agreement No. 7	December 27, 2016
Supplemental Agreement No. 8	June 7, 2017
Supplemental Agreement No. 9	June 15, 2017
Supplemental Agreement No. 10	May 15, 2018
Supplemental Agreement No. 11	September 25, 2018
Supplemental Agreement No. 12	December 12, 2018

UAL-PA-03776        SA-12, Page 3 of 3
BOEING/UNITED AIRLINES, INC. PROPRIETARY

Table 1A To Purchase Agreement No. 03776
737-*** Aircraft Delivery, Description, Price and ***

Airframe Model/MTOW:	737-***	**** pounds	Detail Specification:	***
Engine Model/Thrust:	***	**** pounds	Airframe Price Base Year/*** Formula:	***	***
Airframe Price:		$***	Engine Price Base Year/*** Formula:	***	***
*** Features:		$***
Sub-Total of Airframe and Features:		$***	Airframe *** Data:
Engine Price (Per Aircraft):		$***	Base Year Index (ECI):	***
Aircraft Basic Price (Excluding BFE/SPE):		$***	Base Year Index (CPI):	***
Buyer Furnished Equipment (BFE) Estimate:		$***
Seller Purchased Equipment (SPE) Estimate:		$***

Deposit per Aircraft:		$***

# of Aircraft	Delivery Date		***	Manufacturer Serial Number	Actual or Nominal Delivery ****	*** Estimate	*** Per Aircraft (Amts. Due/*** Prior to Delivery):
		Number of	Factor			*** Base	***	***	***	***
		Aircraft	(Airframe)			Price Per A/P	***	***	***	***
***	***	***	***	***	***	$***	$***	$***	$***	$***
	Total:	***
* Nominal delivery *** pursuant to Letter Agreement number UAL-PA-03776-LA-1207643 entitled "Open Matters 737-*** Aircraft", including successors thereof.

Note: Serial Numbers are provided as guidance only and are subject to change.

***

UAL-PA-03776 APR: 105568.TXT	Boeing / United Airlines, Inc. Proprietary	Table 1A per SA-12, Page 1

The Boeing Company P.O. Box 3707 Seattle, WA 98124‑2207

UAL-PA-03776-LA-1207646R3
United Airlines, Inc.
233 South Wacker Drive
Chicago, Illinois 60606

Subject:	Promotional Support

Reference:
Purchase Agreement No.  03776 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (as assignee of United Continental Holdings, Inc.) (Customer) relating to Model 737 *** aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. This Letter Agreement supersedes and replaces in its entirety Letter Agreement UAL-PA-03776-LA-1207646R2 dated May 15, 2018. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
Boeing and Customer wish to enter into an agreement pursuant to which each party will contribute equally to promotional programs in support of the entry into service of the Aircraft as more specifically provided below.
1.    Definitions.

1.1    Commitment Limit shall have the meaning set forth in Article 2, below.

1.2    Covered Aircraft shall mean those Aircraft identified on Table 1, Table 1.1 and Table 1A to the Purchase Agreement as of the date of signing of this Letter Agreement.

1.3    Performance Period shall mean the period beginning ***.

1.4    Promotional Support shall mean mutually agreed *** promotion programs, advertising campaigns or such other marketing and promotional activities as the parties may mutually agree.

1.5    Qualifying Third Party Fees shall mean fees paid by Customer to third party providers for Promotional Support provided to Customer during the Performance Period.

UAL-PA-03776-LA-1207646R3 Promotional Support	SA-12 Page 1
BOEING / UNITED AIRLINES, INC. PROPRIETARY

2.    Commitment.

As more particularly set forth in this Letter Agreement, Boeing agrees to provide Promotional Support to Customer during the Performance Period in a value not to exceed *** for the first Covered Aircraft delivered to Customer and not to exceed *** per Covered Aircraft for each Covered Aircraft delivered to Customer thereafter. For the avoidance of doubt, Customer may request payment of any or all of such Promotional Support prior to delivery of the first Covered Aircraft to Customer.

3.    Methods of Performance.

3.1    Subject to the Commitment Limit, Boeing will reimburse *** of Customer’s payments of Qualifying Third Party Fees provided that Customer provides Boeing copies of paid invoices for such Qualifying Third Party Fees no later *** after the delivery of the first Covered Aircraft.

3.2    Notwithstanding the above, at Customer’s request and subject to a mutually agreed project, Boeing will provide certain Promotional Support during the Performance Period directly to Customer. The full value of such Boeing provided Promotional Support will be accounted for as part of the Commitment Limit and will correspondingly reduce the amount of Qualifying Third Party Fees that are subject to reimbursement pursuant to Article 3.1 above. Additionally, without duplication the parties agree that the sum of *** (*** Promo Support) shall be available to Customer on a *** basis. For the avoidance of doubt, the *** Promo Support shall be spent on promotional activity selected at Customer’s discretion and shall be made available within *** of the effective date of this Letter Agreement.

3.2.1    Without duplication, the parties further agree that the sum of *** (2018 *** Promo Support) shall be available to Customer on a *** basis. For the avoidance of doubt, the 2018 *** Promo Support shall be spent on promotional activity selected at Customer’s discretion and shall be made available for payment within *** of presentation of invoices for Promotional Support.

3.3    In the event Customer does not (i) *** of the Commitment Limit within the Performance Period or (ii) submit its paid invoices for Qualifying Third Party Fees within the required time, as set forth in Article 3.1, Boeing shall have no further obligation to Customer for such *** Commitment Limit or to *** Customer for such Qualifying Third Party Fees, respectively.

UAL-PA-03776-LA-1207646R3 Promotional Support	SA-12 Page 2
BOEING / UNITED AIRLINES, INC. PROPRIETARY

4.    Project Approval.

Following the execution of this Letter Agreement, a Boeing Airline Marketing Services representative will meet with Customer’s designated representative to review and approve the extent, selection, scheduling, and *** process for the Promotional Support to be provided pursuant to this Letter Agreement.

5.    Assignment.

Except as provided in Letter Agreement No. UAL-PA-03776-LA-1208238 the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

6.    Confidential Treatment.

Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-03776-LA-1208234.

Very truly yours,

THE BOEING COMPANY

By:	/s/ Irma L. Krueger

Its:	Attorney-in-Fact

UAL-PA-03776-LA-1207646R3 Promotional Support	SA-12 Page 3
BOEING / UNITED AIRLINES, INC. PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	December 12, 2018

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman

Its:	Executive Vice President and Chief Financial Officer

UAL-PA-03776-LA-1207646R3 Promotional Support	SA-12 Page 4
BOEING / UNITED AIRLINES, INC. PROPRIETARY